UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 22, 2014

Juno Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36781	46-3656275
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

307 Westlake Avenue North, Suite 300

Seattle, Washington 98109

(Address of principal executive offices) (Zip code)

(206) 582-1600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 23, 2014, Juno Therapeutics, Inc.’s (“Juno” or the “Company”) amended and restated certificate of incorporation filed with the Secretary of State of the State of Delaware and its amended and restated bylaws became effective in connection with the closing of the initial public offering of shares of the Company’s common stock. As described in the Registration Statement on Form S-1 (File No. 333-200293) (the “Registration Statement”), as amended, the Company’s board of directors and stockholders previously approved the amendment and restatement of these charter documents to be effective in connection with the closing of the Company’s initial public offering.

As amended and restated, the certificate of incorporation and bylaws contain provisions that, among other things:

•	authorize 495,000,000 shares of common stock;

•	delete all references to the various series of preferred stock that were previously authorized and instead permit the board of directors to issue up to 5,000,000 shares of preferred stock, with any rights, preferences and privileges as they may designate, including the right to approve an acquisition or other change in control of the Company;

•	provide that the authorized number of directors may be changed only by resolution of the board of directors

•	provide that all vacancies, including newly created directorships, may, except as otherwise required by law, be filled by the affirmative vote of a majority of directors then in office, even if less than a quorum;

•	divide the board of directors into three classes;

•	provide that a director may only be removed from the board of directors by the stockholders only for cause;

•	require that any action to be taken by the Company’s stockholders must be effected at a duly called annual or special meeting of stockholders and not be taken by written consent;

•	provide that stockholders seeking to present proposals before a meeting of stockholders or to nominate candidates for election as directors at a meeting of stockholders must provide notice in writing in a timely manner, and also meet specific requirements as to the form and content of a stockholder’s notice;

•	not provide for cumulative voting rights (therefore allowing the holders of a plurality of the shares of common stock entitled to vote in any election of directors to elect all of the directors standing for election, if they should so choose);

•	provide that special meetings of the Company’s stockholders may be called only by the chairman of the board, the Company’s chief executive officer (or president, in the absence of a chief executive officer) or by the board of directors pursuant to a resolution adopted by a majority of the total number of authorized directors;

•	provide that stockholders will be permitted to amend the bylaws only upon receiving at least two-thirds of the votes entitled to be cast by holders of all outstanding shares then entitled to vote generally in the election of directors, voting together as a single class; and

•

provide that the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a fiduciary duty owed by any of the Company’s directors or officers to the Company or the Company’s stockholders, (3) any action asserting a claim against the Company arising pursuant to any provision of the Delaware General Corporation Law or the Company’s certificate of incorporation or bylaws, (4) any action to interpret, apply, enforce, or determine the validity of the Company’s certificate of incorporation or bylaws, or (5) any action asserting a claim against the Company governed by the internal affairs doctrine. Although the Company’s certificate of incorporation contains the choice of forum provision described above, it is possible that a court could rule that such a provision is inapplicable for a particular claim or action or that such provision is unenforceable;

•	provide that under certain circumstances the fees, costs and expenses that the Company incurs in connection with actions or proceedings brought by any current or former stockholder, any current or former director, or any person acting on behalf of such stockholder or director, may be shifted to such person, as further described in the Registration Statement; and

•	provide that the amendment of any of these provisions by stockholders would require approval by the holders of at least two-thirds of the Company’s then outstanding common stock, voting as a single class.

The foregoing description of the amended and restated certificate of incorporation and bylaws is qualified in its entirety by reference to (1) the amended and restated certificate of incorporation filed as Exhibit 3.1 hereto, and (2) the amended and restated bylaws filed as Exhibit 3.2 hereto, each of which is incorporated herein by reference.

Item 8.01	Other Events.

On December 22, 2014, the conditions to the Company’s license agreement with Opus Bio, Inc. (“Opus Bio”) were satisfied, and the Company’s exclusive, worldwide, sublicenseable license under certain patent rights related to a CD22-directed CAR product candidate became effective. In connection with the effectiveness of this license, in accordance with the terms previously disclosed in the Registration Statement, the Company paid Opus Bio $20.0 million in cash and issued to Opus Bio 1,602,564 shares of common stock of the Company.

On December 23, 2014, the Company completed its initial public offering of 12,676,354 shares of its common stock at a price to the public of $24.00 per share, which includes the exercise in full by the underwriters of the offering of their option to purchase 1,653,437 shares of the Company’s common stock. A copy of the press release announcing the closing of the initial public offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As a result of the issuance of 12,676,354 shares of common stock in the initial public offering and the issuance of shares to Opus Bio, the Company has 90,426,361 shares of common stock outstanding on the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Juno Therapeutics, Inc.

3.2	Juno Therapeutics, Inc. Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-1/A (File No. 333-200293), filed on December 9, 2014)

99.1	Press Release of Juno Therapeutics, Inc., dated December 23, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUNO THERAPEUTICS, INC.

Date: December 26, 2014	By:	/s/ Bernard J. Cassidy
	Name:	Bernard J. Cassidy
	Title:	General Counsel

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Juno Therapeutics, Inc.

3.2	Juno Therapeutics, Inc. Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-1/A (File No. 333-200293), filed on December 9, 2014)

99.1	Press Release of Juno Therapeutics, Inc., dated December 23, 2014